UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period :	July 1, 2012 — June 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

POVSX

Putnam International Equity Fund

Annual report
6|30|13

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Equity
Fund

Annual report
6 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	22

Federal tax information	49

About the Trustees	50

Officers	52

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have exhibited volatility recently, as the U.S. Federal Reserve indicated that it may begin to reduce its quantitative easing program later this year if current positive trends continue. With this news, long-term interest rates jumped from historic lows and stocks fell, with the U.S. equity market in June posting a monthly loss for the first time this year. International markets, facing a range of issues, also declined.

While the Fed’s announcement initially made investors skittish, we are encouraged that the central bank is seeing steady economic growth and low inflation. These conditions have helped lift equity market averages to near all-time highs, and a continuation of current trends could be supportive for investments. The Fed has said that any tapering will be done in a way that does not threaten the economic recovery.

We believe Putnam’s fundamentally oriented investment approaches are well suited for today’s market environment. By conducting in-depth company and industry research, and through astute analysis of key market and policy-related risks, Putnam’s portfolio managers and research analysts are committed to finding the most attractive opportunities for investors. Integrating new thinking into time-tested strategies may prove particularly beneficial as the economy moves into the next stage of the current recovery.

We believe that, when combined with the guidance of a financial advisor who can help you develop a portfolio that matches your individual goals and tolerance for risk, Putnam’s emphasis on innovative thinking, active investing, and risk management can serve shareholders well.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

Putnam International Equity Fund

Unearthing opportunities beyond America

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

A world of opportunities

● Emerging markets ● Developed markets

The fund can invest in undervalued companies across a diverse range of international markets, including the developed markets of Europe, Canada, Japan, and Australia, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Investments may drive future growth in international markets

Investment is one of the keys for sustaining long-term economic growth, and most regions of the world are benefiting from a higher ratio of investment to GDP than is the United States.

Comparing investment as a percentage of GDP across regions

European Union
United States
Developing Asia
Latin America and the Caribbean
50%
40
30
20
10
0
2012
2013*
2014*
2015*

** Estimates.*
Sources: International Monetary Fund, World Economic Outlook Database, April 2013; Haver Analytics.

"We actively research stocks one by one, trying to find companies that the market has undervalued."

Simon Davis
Portfolio Manager
Putnam's Co-Head of International Equities, Simon Davis, has experience investing in international markets since 1988.

2 International Equity Fund

International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	International Equity Fund

Interview with your fund’s portfolio manager

The fund outperformed its benchmark for the fiscal year ended June 30, 2013. What drove this result?

The single-largest factor leading to the fund’s outperformance of the benchmark was stock selection. Across sectors and countries, the balance of our portfolio decisions added up to a positive result for the fund’s shareholders.

What were the dominant themes in international equity investing during the period?

One of the major themes emerged later in the fiscal period. This was a broad market sell-off, resulting from the Fed’s discussion of an endgame for quantitative easing [QE] in the United States. The second major theme, which took shape over several quarters, was an intensification of the slowdown in the Chinese economy. Interbank lending rates spiked in China closer to the end of the period, which likely means that Chinese banks will have to rein in credit growth going forward, which could depress China’s already decelerating GDP. We believe a worsening situation in China would likely have a negative impact on commodities prices globally, which would hurt emerging economies dependent on commodity exports though it could also mean a measure of relief for consumers in some developed countries.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

International Equity Fund	5

Emerging markets were particularly hard hit in the global market sell-off. Do you expect that weakness to continue?

To the extent interest rates rise on the long end of the yield curve and people believe in the sustainability of U.S. economic strength, a variety of U.S. assets may become more attractive while emerging markets may become less attractive to investors. In our view, the risk is that talk of QE tapering and its eventual removal leads to real economic consequences for emerging markets and elsewhere. In this way, QE tapering — forecast to begin later this year, provided that data indicate continued U.S. economic strength — runs the risk of causing economic deterioration elsewhere in the world.

We believe another key risk with emerging markets is that the withdrawal of investment capital could cause emerging countries’ currencies to weaken and their bond yields to rise. This could then force the hand of central banks in these countries to increase interest rates to defend against further currency weakness. In such a scenario, the economic impact could be substantial, and investors might be inclined to reduce their exposure not only to emerging-market companies, but also to companies in the developed world that are leveraged to weakening areas within the emerging markets — particularly companies that had otherwise performed well in the run-up to a flight of investor capital and slowing economic growth.

Did you make any notable shifts in the portfolio in terms of sectors or countries during the period?

We did not make any major sector shifts, but in terms of countries, we took profits selectively on the fund’s Japanese stock positions in the first half of 2013. Many of our Japanese equity holdings had experienced a

Allocations are shown as a percentage of the fund’s net assets as of 6/30/13. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	International Equity Fund

substantial run-up, and we became sensitive to the possibility for disappointments around the attempts by the administration of Prime Minister Shinzō Abe to institute structural economic reforms.

We deployed the proceeds from the sale of these investments into European stocks — specifically, select European banks, even though this industry is faced with regulatory headwinds. A number of these investments appeared to be attractively valued, and we were interested in building up the portfolio’s pro-cyclical bias among European equities given the potential for better economic performance in that region compared with very weak expectations.

Which stocks or strategies were the largest contributors to relative performance?

The top contributor to results for the year was ORIX, a well-diversified Japanese credit provider that provides leases and other corporate finance, mainly to small and midsize companies, as well as financing for real-estate developments and investments. This company, like many domestic Japanese financial companies, benefited from the expectation of rising asset prices and the general commitment of the Japanese government to reflate the economy.

Another strong performer among our Japanese positions was Softbank, one of the major players in the Japanese mobile industry. The company gained significant market share through its early deployment,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

International Equity Fund	7

relative to its local competitors, of the iPhone in Japan. It was able to use the windfall from this activity to fund its acquisition of additional broadband spectrum, which contributed to its market share gains. Softbank also won a bidding war over Sprint during the period, which caused its share price to gain significantly, and its stake in Alibaba — which might be called the eBay of China — also gave a boost to the stock.

Singapore-based Ezion, which owns and operates “lift boats” that are used to service oil rigs was a top contributor to results for the year. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region.

Another large contributor was the stock of Valeo, a French auto-component manufacturer. Several years ago, a new management team refocused the company on growth areas within the auto sector, including energy efficiency and safety. This has helped it allocate research and development funds in a much more efficient manner, and has helped it make market share gains both within and outside Europe while realizing higher margins on its products.

Which stocks or strategies were the largest detractors?

The largest detractor from returns was our position in the stock of Apple. It had performed well for the fund in prior periods, but the stock has lagged dramatically since its September 2012 highs. At this stage, we are optimistic that new product launches in the second half of 2013 could be a catalyst for share-price gains.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	International Equity Fund

Another major detractor for the year was U.K.-based BG Group. This integrated natural gas company and global leader in liquefied natural gas production revised its production numbers lower during the year, which caused a significant sell-off in the stock. Although we trimmed the position, we believe the company has attractive natural gas assets in Brazil, Australia, and the United States, and we expect that it will deliver above-industry growth in the future.

Mitsubishi UFJ Financial Group, which rallied in December, proved to be a drag on performance for the year overall. We eliminated the position in the first six months of the fund’s fiscal year, and moved the proceeds into Mitsubishi Estate, a real-estate-oriented company that contributed positively to results.

What is your outlook for international equities?

I have a positive outlook for international equities, primarily because I expect the U.S. economy will continue to strengthen. The Fed has taken the first of what may be many steps toward the unwinding of quantitative easing, and it has issued this signal for positive economic reasons, as the U.S. economy is relatively robust. For this reason, we see attractive opportunities among international companies that are leveraged to U.S. growth.

The Fed’s directional change may also help remove some of the leveraged excess in global markets, such as fast money associated with Chinese credit growth. The Fed’s policy shift may also translate into a stronger U.S. dollar and higher long-term bond rates. Neither of these factors is generally associated with outperformance among emerging-market securities, so I would expect to see continued weakness there, at least in the short term as investors continue to reallocate capital.

Another potential risk for emerging markets concerns the slowdown in China. The Chinese government has attempted to drive China’s economy away from infrastructure investment and toward domestic consumption, but this transition is having ripple effects on other emerging-market countries, particularly those that are commodity-price dependent. To the extent that long-term interest rates continue to rise in the United States and China’s economy continues to slow, that may be a potent combination of negative factors for the emerging markets. Notwithstanding this risk, we are on the lookout for opportunities to increase our emerging-market exposure as valuations become more attractive and currencies stabilize.

Lastly, we want to maintain positive exposures to areas where central bank policy is supportive of equities, such as the United Kingdom and Japan. Moreover, we have built up the fund’s exposure to cyclically oriented stocks in Europe, where we expect the economic recovery will eventually gain traction.

Thanks, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

International Equity Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/28/91)		(6/1/94)		(7/26/99)		(12/1/94)		(1/21/03)	(7/2/12)	(7/2/12)	(7/12/96)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.43%	7.14%	6.60%	6.60%	6.63%	6.63%	6.88%	6.71%	7.16%	7.64%	7.65%	7.63%

10 years	80.73	70.34	67.56	67.56	67.67	67.67	71.87	65.85	76.29	85.61	85.77	85.33
Annual average	6.10	5.47	5.30	5.30	5.30	5.30	5.56	5.19	5.83	6.38	6.39	6.36

5 years	–8.16	–13.44	–11.57	–13.20	–11.52	–11.52	–10.41	–13.54	–9.30	–6.87	–6.79	–7.01
Annual average	–1.69	–2.85	–2.43	–2.79	–2.42	–2.42	–2.17	–2.87	–1.93	–1.41	–1.40	–1.44

3 years	40.17	32.11	37.09	34.09	37.11	37.11	38.16	33.32	39.17	41.42	41.55	41.21
Annual average	11.91	9.73	11.09	10.27	11.09	11.09	11.38	10.06	11.65	12.25	12.28	12.19

1 year	21.92	14.91	21.04	16.04	21.03	20.03	21.26	17.02	21.62	22.37	22.48	22.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	International Equity Fund

Comparative index returns For periods ended 6/30/13

		Lipper International
		Large-Cap Core Funds
	MSCI EAFE Index (ND)	category average*

Annual average (life of fund)	4.92%	6.39%

10 years	109.41	106.82
Annual average	7.67	7.45

5 years	–3.12	–4.35
Annual average	–0.63	–0.96

3 years	33.25	32.04
Annual average	10.04	9.69

1 year	18.62	16.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/13, there were 190, 169, 152, 93, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,756 and $16,767, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,585. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,629, $18,561, $18,577, and $18,533, respectively.

International Equity Fund	11

Fund price and distribution information For the 12-month period ended 6/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.187		$0.034	$0.048	$0.089		$0.143	$0.209	$0.217	$0.237

Capital gains	—		—	—	—		—	—	—	—

Total	$0.187		$0.034	$0.048	$0.089		$0.143	$0.209	$0.217	$0.237

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

6/30/12	$16.78	$17.80	$15.95	$16.22	$16.34	$16.93	$16.52	—	—	$17.00

7/2/12*	—	—	—	—	—	—	—	$17.12	$17.12	—

6/30/13	20.26	21.50	19.27	19.58	19.72	20.44	19.94	20.58	20.59	20.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/12	1.36%	2.11%	2.11%	1.86%	1.61%	0.94%*	0.84%*	1.11%

Annualized expense ratio for the
six-month period ended 6/30/13†‡	1.31%	2.06%	2.06%	1.81%	1.56%	0.94%	0.84%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses shown for class R5 and class R6 shares are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.02% from annualizing the performance fee adjustment for the six months ended 6/30/13.

12	International Equity Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from January 1, 2013, to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.67	$10.47	$10.47	$9.20	$7.94	$4.79	$4.28	$5.40

Ending value (after expenses)	$1,053.00	$1,049.00	$1,049.30	$1,050.10	$1,051.70	$1,054.80	$1,055.40	$1,054.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2013, use the following calculation method. To find the value of your investment on January 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$6.56	$10.29	$10.29	$9.05	$7.80	$4.71	$4.21	$5.31

Ending value (after expenses)	$1,018.30	$1,014.58	$1,014.58	$1,015.82	$1,017.06	$1,020.13	$1,020.63	$1,019.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

International Equity Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	International Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2013, Putnam employees had approximately $379,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Equity Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

16	International Equity Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

International Equity Fund	17

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined

18	International Equity Fund

basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated

International Equity Fund	19

performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	2nd

Five-year period	4th

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 186, 168 and 150 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year and three-year periods ended December 31, 2012 had been favorable, expressed concern about your fund’s fourth quartile performance over the five-year period then ended and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2008 and 2009. They noted Putnam Management’s view that performance in 2008 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009.

The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in January 2011), and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the top decile for the one-year period ended December 31, 2012 and in the second quartile for the three-year period then ended. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

20 International Equity Fund

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

International Equity Fund	21

Financial statements

A Note About Your Fund’s Auditors:

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Equity Fund (the “fund”) at June 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2013

International Equity Fund	23

The fund’s portfolio 6/30/13

COMMON STOCKS (98.9%)*	Shares	Value

Australia (1.8%)
Origin Energy, Ltd.	659,283	$7,544,577

Telstra Corp., Ltd.	2,205,179	9,600,311

		17,144,888
Belgium (0.7%)
Solvay SA	51,330	6,715,037

		6,715,037
Canada (2.4%)
Agrium, Inc.	61,400	5,323,240

Intact Financial Corp.	118,023	6,649,104

Suncor Energy, Inc.	390,700	11,516,307

		23,488,651
Denmark (0.9%)
TDC A/S	1,058,958	8,567,037

		8,567,037
France (10.2%)
BNP Paribas SA	261,360	14,279,857

European Aeronautic Defence and Space Co. NV	222,478	11,830,286

L’Oreal SA	57,592	9,416,400

Safran SA	227,713	11,859,992

Sanofi	256,270	26,410,434

Valeo SA	275,657	17,245,473

Veolia Environnement SA	622,930	7,056,918

		98,099,360
Germany (9.1%)
Allianz SE	93,775	13,694,930

Daimler AG (Registered Shares)	205,805	12,439,255

Deutsche Bank AG	214,463	8,971,708

Deutsche Post AG	673,950	16,748,227

HeidelbergCement AG	124,158	8,347,860

Henkel AG & Co. KGaA (Preference)	117,294	11,006,428

Merck KGaA	68,683	10,445,971

SAP AG	86,966	6,368,163

		88,022,542
Hong Kong (1.4%)
Sands China, Ltd.	1,262,000	5,894,522

Sun Hung Kai Properties, Ltd.	600,988	7,726,940

		13,621,462
India (0.7%)
Tata Motors, Ltd.	1,440,503	6,762,548

		6,762,548
Ireland (1.1%)
Kerry Group PLC Class A	186,580	10,300,685

		10,300,685
Italy (3.9%)
ENI SpA	537,380	11,040,261

Fiat SpA †	1,228,542	8,514,520

Luxottica Group SpA	205,603	10,350,790

UniCredit SpA	1,616,093	7,557,131

		37,462,702

24 International Equity Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Japan (20.8%)
Astellas Pharma, Inc.	215,000	$11,708,288

Credit Saison Co., Ltd.	325,000	8,157,378

Daikin Industries, Ltd.	192,200	7,772,201

Hitachi, Ltd.	1,261,000	8,100,294

Japan Airlines Co., Ltd.	143,700	7,389,773

Japan Tobacco, Inc.	609,000	21,524,168

Mitsubishi Corp.	716,300	12,271,856

Nissan Motor Co., Ltd.	968,700	9,817,643

Nitto Denko Corp.	130,500	8,395,828

NSK, Ltd.	802,000	7,675,433

Olympus Corp. †	265,600	8,075,331

ORIX Corp.	907,800	12,405,329

Softbank Corp.	210,800	12,308,286

Sumitomo Mitsui Financial Group, Inc.	248,100	11,383,725

Tokyo Gas Co., Ltd.	2,821,000	15,612,969

Toshiba Corp.	2,040,000	9,812,891

Toyota Motor Corp.	454,900	27,467,449

		199,878,842
Mexico (0.6%)
Grupo Financiero Banorte SAB de CV	931,500	5,564,220

		5,564,220
Netherlands (4.2%)
ASML Holding NV	70,856	5,558,932

Gemalto NV S	107,685	9,750,095

ING Groep NV †	1,418,019	12,957,427

Ziggo NV	293,177	11,703,887

		39,970,341
Panama (0.5%)
Copa Holdings SA Class A	38,200	5,008,784

		5,008,784
Russia (2.4%)
Magnit OJSC	36,425	8,337,428

Sberbank of Russia ADR	594,901	6,782,908

Yandex NV Class A †	304,100	8,402,283

		23,522,619
Singapore (1.7%)
Asian Pay Television Trust (Units) †	6,996,986	4,692,259

Ezion Holdings, Ltd.	6,910,000	11,478,172

		16,170,431
South Korea (2.1%)
Samsung Electronics Co., Ltd.	9,644	11,318,974

SK Hynix, Inc. †	314,690	8,579,553

		19,898,527
Spain (1.4%)
Grifols SA ADR	295,507	8,416,039

Jazztel PLC †	665,711	5,171,291

		13,587,330
Switzerland (3.2%)
Cie Financiere Richemont SA	216,348	18,978,397

UBS AG	676,184	11,487,226

		30,465,623

International Equity Fund	25

COMMON STOCKS (98.9%)* cont.	Shares	Value

Taiwan (0.6%)
Asustek Computer, Inc.	679,000	$5,809,051

		5,809,051
Thailand (0.7%)
CP ALL PCL	5,325,100	6,696,079

		6,696,079
Turkey (0.8%)
Turk Hava Yollari Anonim Ortakligi	2,090,344	8,110,723

		8,110,723
United Kingdom (21.1%)
Associated British Foods PLC	468,385	12,398,998

AstraZeneca PLC	311,843	14,751,407

Barclays PLC	4,010,251	17,190,934

BG Group PLC	679,326	11,594,049

BHP Billiton PLC	499,639	12,832,963

Centrica PLC	2,252,942	12,364,436

Compass Group PLC	1,072,315	13,742,354

Glencore Xstrata PLC	2,172,109	9,035,886

Kingfisher PLC	1,659,343	8,686,565

Persimmon PLC	299,863	5,409,613

Prudential PLC	814,098	13,383,480

Royal Dutch Shell PLC Class A	675,531	21,557,001

Telecity Group PLC	712,893	11,018,103

Thomas Cook Group PLC †	5,905,765	11,527,543

TUI Travel PLC	1,081,477	5,840,784

Vodafone Group PLC	2,735,500	7,850,111

WPP PLC	813,796	13,903,359

		203,087,586
United States (6.6%)
Apple, Inc.	20,392	8,076,863

Covidien PLC	180,100	11,317,484

KKR & Co. LP	474,500	9,328,670

LyondellBasell Industries NV Class A	155,488	10,302,635

Monsanto Co.	89,465	8,839,142

Tyco International, Ltd.	239,418	7,888,823

Visa, Inc. Class A	45,600	8,333,402

		64,087,019

Total common stocks (cost $871,458,687)		$952,042,087

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1/4s, July 15, 2015 [i]	$163,000	$162,733

Total U.S. treasury obligations (cost $162,733)		$162,733

26 International Equity Fund

SHORT-TERM INVESTMENTS (2.6%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.03% L	12,523,619	$12,523,619

Putnam Cash Collateral Pool, LLC 0.15% [d]	9,268,485	9,268,485

SSgA Prime Money Market Fund 0.03% P	500,000	500,000

U.S. Treasury Bills with an effective yield of 0.13%,
May 29, 2014 Δ	$142,000	141,836

U.S. Treasury Bills with an effective yield of 0.10%,
May 1, 2014 Δ	722,000	721,269

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.11%, April 3, 2014 Δ	1,613,000	1,611,640

U.S. Treasury Bills with an effective yield of 0.14%,
January 9, 2014 Δ	220,000	219,927

Total short-term investments (cost $24,986,966)		$24,986,776

TOTAL INVESTMENTS

Total investments (cost $896,608,386)		$977,191,596

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2012 through June 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $962,771,808.

† Non-income-producing security.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

### When-issued security (Note 1).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $3,737,363 to cover certain derivatives contracts and when-issued securities sold.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

International Equity Fund	27

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Consumer discretionary	18.8%
Financials	17.4
Industrials	11.0

When-issued securities sold at 6/30/13

COMMON STOCKS (0.1%)*	Shares	Value

Ireland (0.1%)
Mallinckrodt PLC † ###	11,256	$511,360

Total when-issued securities sold (proceeds $500,433)		$511,360

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $222,128,526)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/17/13	$2,621,044	$2,960,624	$(339,580)

	British Pound	Buy	9/18/13	1,271,322	1,281,856	(10,534)

	Swedish Krona	Buy	9/18/13	2,626,684	2,684,176	(57,492)

	Swedish Krona	Sell	9/18/13	2,626,684	2,735,068	108,384

Barclays Bank PLC
	Canadian Dollar	Sell	7/17/13	209,586	216,232	6,646

	Euro	Sell	9/18/13	5,727,905	5,763,016	35,111

	Hong Kong Dollar	Buy	8/22/13	157,584	158,838	(1,254)

	Japanese Yen	Sell	8/22/13	735,422	735,878	456

	Norwegian Krone	Sell	9/18/13	4,710,686	4,914,742	204,056

	Singapore Dollar	Sell	8/22/13	388,752	296,141	(92,611)

	Swedish Krona	Buy	9/18/13	3,420,329	3,496,170	(75,841)

	Swiss Franc	Buy	9/18/13	9,991,309	9,979,154	12,155

Citibank, N.A.
	Australian Dollar	Buy	7/17/13	2,810,970	3,179,150	(368,180)

	Danish Krone	Buy	9/18/13	2,495,212	2,501,216	(6,004)

	Euro	Sell	9/18/13	2,835,307	2,850,870	15,563

	Japanese Yen	Sell	8/22/13	6,826,273	6,962,804	136,531

	Singapore Dollar	Buy	8/22/13	3,794,337	3,895,961	(101,624)

	Singapore Dollar	Sell	8/22/13	3,794,337	3,839,527	45,190

Credit Suisse International
	Australian Dollar	Buy	7/17/13	10,021,376	11,329,829	(1,308,453)

	Canadian Dollar	Sell	7/17/13	4,945,001	5,075,679	130,678

	Japanese Yen	Buy	8/22/13	1,341,132	1,120,314	220,818

	Norwegian Krone	Buy	9/18/13	5,461,126	5,698,149	(237,023)

	Swedish Krona	Buy	9/18/13	943,799	964,659	(20,860)

	Swiss Franc	Buy	9/18/13	9,992,262	9,981,268	10,994

Deutsche Bank AG
	Euro	Sell	9/18/13	644,926	648,744	3,818

	Swedish Krona	Buy	9/18/13	2,769,664	2,831,033	(61,369)

28 International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/13 (aggregate face value $222,128,526) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Buy	7/17/13	$3,094,716	$3,764,537	$(669,821)

	Euro	Sell	9/18/13	7,574,272	7,616,024	41,752

JPMorgan Chase Bank N.A.
	British Pound	Buy	9/18/13	3,259,103	3,287,203	(28,100)

	Euro	Sell	9/18/13	11,655,812	11,723,284	67,472

	Japanese Yen	Sell	8/22/13	6,772,813	7,072,084	299,271

	Norwegian Krone	Buy	9/18/13	8,694,276	9,071,810	(377,534)

	Singapore Dollar	Sell	8/22/13	465,130	471,547	6,417

	Swedish Krona	Buy	9/18/13	5,977,228	6,160,668	(183,440)

	Swiss Franc	Buy	9/18/13	8,982,505	8,968,826	13,679

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/17/13	5,712,471	6,456,951	(744,480)

	Euro	Sell	9/18/13	14,235,387	14,355,989	120,602

	Israeli Shekel	Buy	7/17/13	6,259,578	6,236,542	23,036

	Swedish Krona	Buy	9/18/13	2,962,035	3,027,010	(64,975)

UBS AG
	Australian Dollar	Sell	7/17/13	3,320,178	3,492,280	172,102

	British Pound	Buy	9/18/13	2,368,280	2,385,121	(16,841)

	Canadian Dollar	Buy	7/17/13	1,830,102	1,870,469	(40,367)

	Euro	Sell	9/18/13	6,952,263	7,001,459	49,196

	Swedish Krona	Buy	9/18/13	3,976,572	4,063,669	(87,097)

	Swiss Franc	Buy	9/18/13	7,627,687	7,617,118	10,569

WestPac Banking Corp.
	Euro	Sell	9/18/13	11,316,748	11,384,837	68,089

Total						$(3,090,895)

International Equity Fund 29

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$17,144,888	$—

Belgium	—	6,715,037	—

Canada	23,488,651	—	—

Denmark	—	8,567,037	—

France	—	98,099,360	—

Germany	—	88,022,542	—

Hong Kong	—	13,621,462	—

India	—	6,762,548	—

Ireland	—	10,300,685	—

Italy	—	37,462,702	—

Japan	—	199,878,842	—

Mexico	5,564,220	—	—

Netherlands	9,750,095	30,220,246	—

Panama	5,008,784	—	—

Russia	16,739,711	6,782,908	—

Singapore	4,692,259	11,478,172	—

South Korea	—	19,898,527	—

Spain	8,416,039	5,171,291	—

Switzerland	—	30,465,623	—

Taiwan	—	5,809,051	—

Thailand	6,696,079	—	—

Turkey	—	8,110,723	—

United Kingdom	—	203,087,586	—

United States	64,087,019	—	—

Total common stocks	144,442,857	807,599,230	—

U.S. treasury obligations	—	162,733	—

Short-term investments	13,023,619	11,963,157	—

Totals by level	$157,466,476	$819,725,120	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,090,895)	$—

When-issued securities	(511,360)	—	—

Totals by level	$(511,360)	$(3,090,895)	$—

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund

Statement of assets and liabilities 6/30/13

ASSETS

Investment in securities, at value, including $8,761,457 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $874,816,282)	$955,399,492
Affiliated issuers (identified cost $21,792,104) (Notes 1 and 6)	21,792,104

Foreign currency (cost $820,105) (Note 1)	785,146

Dividends, interest and other receivables	2,084,276

Receivable for shares of the fund sold	231,158

Receivable for investments sold	3,225,516

Unrealized appreciation on forward currency contracts (Note 1)	1,802,585

Total assets	985,320,277

LIABILITIES

Payable for investments purchased	3,959,655

Payable for shares of the fund repurchased	989,311

Payable for compensation of Manager (Note 2)	622,039

Payable for custodian fees (Note 2)	56,065

Payable for investor servicing fees (Note 2)	142,486

Payable for Trustee compensation and expenses (Note 2)	611,532

Payable for administrative services (Note 2)	1,749

Payable for distribution fees (Note 2)	595,217

Unrealized depreciation on forward currency contracts (Note 1)	4,893,480

When-issued securities sold, at value (proceeds receivable $500,433) (Notes 1 and 3)	511,360

Collateral on securities loaned, at value (Note 1)	9,268,485

Collateral on certain derivative contracts, at value (Note 1)	662,733

Other accrued expenses	234,357

Total liabilities	22,548,469

Net assets	$962,771,808

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,249,921,525

Undistributed net investment income (Note 1)	2,945,176

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,367,411,847)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	77,316,954

Total — Representing net assets applicable to capital shares outstanding	$962,771,808

(Continued on next page)

International Equity Fund	31

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($800,599,744 divided by 39,509,494 shares)	$20.26

Offering price per class A share (100/94.25 of $20.26)*	$21.50

Net asset value and offering price per class B share ($21,760,595 divided by 1,129,277 shares)**	$19.27

Net asset value and offering price per class C share ($53,981,334 divided by 2,757,278 shares)**	$19.58

Net asset value and redemption price per class M share ($16,005,851 divided by 811,625 shares)	$19.72

Offering price per class M share (100/96.50 of $19.72)*	$20.44

Net asset value, offering price and redemption price per class R share
($2,742,681 divided by 137,578 shares)	$19.94

Net asset value, offering price and redemption price per class R5 share
($12,152 divided by 590 shares)†	$20.58

Net asset value, offering price and redemption price per class R6 share
($13,856,480 divided by 672,832 shares)	$20.59

Net asset value, offering price and redemption price per class Y share
($53,812,971 divided by 2,622,362 shares)	$20.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

32 International Equity Fund

Statement of operations Year ended 6/30/13

INVESTMENT INCOME

Dividends (net of foreign tax of $1,812,037)	$23,269,920

Interest (including interest income of $6,794 from investments in affiliated issuers) (Note 6)	6,794

Securities lending (Note 1)	42,396

Total investment income	23,319,110

EXPENSES

Compensation of Manager (Note 2)	7,100,664

Investor servicing fees (Note 2)	2,734,529

Custodian fees (Note 2)	126,690

Trustee compensation and expenses (Note 2)	94,868

Distribution fees (Note 2)	2,982,174

Administrative services (Note 2)	28,951

Other	450,941

Total expenses	13,518,817

Expense reduction (Note 2)	(100,912)

Net expenses	13,417,905

Net investment income	9,901,205

Net realized gain on investments (net of foreign tax of $454) (Notes 1 and 3)	121,052,351

Net realized gain on foreign currency transactions (Note 1)	1,602,735

Net realized loss on written options (Notes 1 and 3)	(7,904)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(5,033,810)

Net unrealized appreciation of investments and when-issued securities sold during the year	65,647,711

Net gain on investments	183,261,083

Net increase in net assets resulting from operations	$193,162,288

The accompanying notes are an integral part of these financial statements.

International Equity Fund	33

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/13	Year ended 6/30/12

Operations:
Net investment income	$9,901,205	$13,626,670

Net realized gain (loss) on investments
and foreign currency transactions	122,647,182	(63,334,543)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	60,613,901	(176,653,017)

Net increase (decrease) in net assets resulting
from operations	193,162,288	(226,360,890)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,957,980)	(44,366,500)

Class B	(46,209)	(1,361,626)

Class C	(145,320)	(2,671,622)

Class M	(80,999)	(884,344)

Class R	(19,716)	(167,199)

Class R5	(122)	—

Class R6	(127)	—

Class Y	(811,984)	(3,505,220)

From return of capital
Class A	—	(3,426,755)

Class B	—	(105,169)

Class C	—	(206,349)

Class M	—	(68,304)

Class R	—	(12,914)

Class Y	—	(270,734)

Increase in capital from settlement payments (Note 8)	—	19,955,701

Decrease from capital share transactions (Note 4)	(163,470,829)	(195,228,042)

Total increase (decrease) in net assets	20,629,002	(458,679,967)

NET ASSETS

Beginning of year	942,142,806	1,400,822,773

End of year (including undistributed net investment income
of $2,945,176 and distributions in excess of net investment
income of $1,597,265, respectively)	$962,771,808	$942,142,806

The accompanying notes are an integral part of these financial statements.

34 International Equity Fund

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International Equity Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
June 30, 2013	$16.78	.20	3.47	3.67	(.19)	—	—	(.19)	—	—	$20.26	21.92	$800,600	1.32	1.06	86
June 30, 2012	20.93	.23	(3.72)	(3.49)	(.89)	—	(.07)	(.96)	—	.30 [e,f]	16.78	(14.98)	785,933	1.36	1.32	67
June 30, 2011	15.80	.21	5.28	5.49	(.41)	—	—	(.41)	— [g]	.05 [h,i,j]	20.93	35.21	1,159,510	1.37	1.06	80
June 30, 2010	15.75	.19	.29	.48	(.42)	—	(.01)	(.43)	— [g]	— [g,k]	15.80	2.67	1,087,233	1.42	1.07	96
June 30, 2009	24.68	.38	(9.38)	(9.00)	—	—	—	—	— [g]	.07 [l,m]	15.75	(36.18)	1,364,234	1.35 [n]	2.27 [n]	82

Class B
June 30, 2013	$15.95	.05	3.30	3.35	(.03)	—	—	(.03)	—	—	$19.27	21.04	$21,761	2.07	.27	86
June 30, 2012	19.85	.08	(3.51)	(3.43)	(.71)	—	(.05)	(.76)	—	.29 [e,f]	15.95	(15.60)	25,547	2.11	.50	67
June 30, 2011	14.96	.03	5.02	5.05	(.21)	—	—	(.21)	— [g]	.05 [h,i,j]	19.85	34.20	50,180	2.12	.18	80
June 30, 2010	14.91	.04	.28	.32	(.26)	—	(.01)	(.27)	— [g]	— [g,k]	14.96	1.89	70,933	2.17	.21	96
June 30, 2009	23.55	.24	(8.95)	(8.71)	—	—	—	—	— [g]	.07 [l,m]	14.91	(36.69)	134,905	2.10 [n]	1.45 [n]	82

Class C
June 30, 2013	$16.22	.06	3.35	3.41	(.05)	—	—	(.05)	—	—	$19.58	21.03	$53,981	2.07	.31	86
June 30, 2012	20.23	.10	(3.60)	(3.50)	(.74)	—	(.06)	(.80)	—	.29 [e,f]	16.22	(15.64)	53,807	2.11	.57	67
June 30, 2011	15.27	.06	5.11	5.17	(.26)	—	—	(.26)	— [g]	.05 [h,i,j]	20.23	34.29	80,648	2.12	.31	80
June 30, 2010	15.24	.05	.29	.34	(.30)	—	(.01)	(.31)	— [g]	— [g,k]	15.27	1.92	76,281	2.17	.31	96
June 30, 2009	24.07	.25	(9.15)	(8.90)	—	—	—	—	— [g]	.07 [l,m]	15.24	(36.68)	93,839	2.10 [n]	1.56 [n]	82

Class M
June 30, 2013	$16.34	.10	3.37	3.47	(.09)	—	—	(.09)	—	—	$19.72	21.26	$16,006	1.82	.55	86
June 30, 2012	20.38	.14	(3.62)	(3.48)	(.79)	—	(.06)	(.85)	—	.29 [e,f]	16.34	(15.39)	16,826	1.86	.83	67
June 30, 2011	15.38	.10	5.16	5.26	(.31)	—	—	(.31)	— [g]	.05 [h,i,j]	20.38	34.65	24,507	1.87	.51	80
June 30, 2010	15.35	.10	.28	.38	(.34)	—	(.01)	(.35)	— [g]	— [g,k]	15.38	2.15	25,387	1.92	.57	96
June 30, 2009	24.18	.29	(9.19)	(8.90)	—	—	—	—	— [g]	.07 [l,m]	15.35	(36.52)	29,707	1.85 [n]	1.81 [n]	82

Class R
June 30, 2013	$16.52	.16	3.40	3.56	(.14)	—	—	(.14)	—	—	$19.94	21.62	$2,743	1.57	.84	86
June 30, 2012	20.61	.16	(3.64)	(3.48)	(.84)	—	(.07)	(.91)	—	.30 [e,f]	16.52	(15.17)	2,261	1.61	.94	67
June 30, 2011	15.57	.17	5.19	5.36	(.37)	—	—	(.37)	— [g]	.05 [h,i,j]	20.61	34.90	4,583	1.62	.85	80
June 30, 2010	15.52	.15	.29	.44	(.38)	—	(.01)	(.39)	— [g]	— [g,k]	15.57	2.46	3,537	1.67	.82	96
June 30, 2009	24.40	.35	(9.30)	(8.95)	—	—	—	—	— [g]	.07 [l,m]	15.52	(36.39)	3,648	1.60 [n]	2.18 [n]	82

Class R5
June 30, 2013†	$17.12	.29	3.38	3.67	(.21)	—	—	(.21)	—	—	$20.58	21.51*	$12	.94*	1.49*	86

Class R6
June 30, 2013†	$17.12	.56 [d]	3.13	3.69	(.22)	—	—	(.22)	—	—	$20.59	21.62*	$13,856	.84*	2.63* [d]	86

Class Y
June 30, 2013	$17.00	.24	3.52	3.76	(.24)	—	—	(.24)	—	—	$20.52	22.19	$53,813	1.07	1.27	86
June 30, 2012	21.20	.28	(3.77)	(3.49)	(.94)	—	(.07)	(1.01)	—	.30 [e,f]	17.00	(14.74)	57,769	1.11	1.56	67
June 30, 2011	16.00	.27	5.34	5.61	(.46)	—	—	(.46)	— [g]	.05 [h,i,j]	21.20	35.55	81,394	1.12	1.38	80
June 30, 2010	15.94	.22	.31	.53	(.46)	—	(.01)	(.47)	— [g]	— [g,k]	16.00	2.95	87,194	1.17	1.21	96
June 30, 2009	24.92	.41	(9.46)	(9.05)	—	—	—	—	— [g]	.07 [l,m]	15.94	(36.04)	127,746	1.10 [n]	2.25 [n]	82

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 International Equity Fund	International Equity Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/services arrangements (Note 2).

d The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.03 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following per share outstanding on July 21, 2011 (Note 8):

Per share

Class A	$0.27

Class B	0.26

Class C	0.26

Class M	0.26

Class R	0.27

Class Y	0.27

This payment resulted in an increase to total returns of 1.36% for the year ended June 30, 2012.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, which amounted to less than $0.01 per share outstanding as of December 21, 2010.

i Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.04 per share outstanding as of May 16, 2011.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.04 per share outstanding as of June 23, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

n Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2009	0.01%

The accompanying notes are an integral part of these financial statements.

38 International Equity Fund

Notes to financial statements 6/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2012 through June 30, 2013.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including when-issued securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

International Equity Fund 39

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

40 International Equity Fund

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $157,407 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,335,264 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $2,563,335.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned.

International Equity Fund	41

The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $8,761,457 and the fund received cash collateral of $9,268,485.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2013, the fund had a capital loss carryover of $1,366,949,098 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$391,878,749	N/A	$391,878,749	June 30, 2017

975,070,349	N/A	975,070,349	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

42 International Equity Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, partnership income, and distribution in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $3,703,693 to increase undistributed net investment income, $1,912,715 to decrease paid-in-capital and $1,790,978 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$128,903,849
Unrealized depreciation	(48,783,388)

Net unrealized appreciation	80,120,461
Capital loss carryforward	(1,366,949,098)
Cost for federal income tax purposes	$897,071,135

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,

0.800%	of the next $5 billion,	0.630%	of the next $50 billion,

0.750%	of the next $10 billion,	0.620%	of the next $100 billion and

0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.703% of the fund’s average net assets before an increase of $194,090 (0.020% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

International Equity Fund 43

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,279,527	Class R5	17

Class B	68,466	Class R6	1,782

Class C	156,443	Class Y	173,461

Class M	47,642	Total	$2,734,529

Class R	7,191

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,461 under the expense offset arrangements and by $99,451 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $714, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class  A, class  B, class  C, class  M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam

44 International Equity Fund

Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,039,063	Class M	127,639

Class B	244,029	Class R	12,871

Class C	558,572	Total	$2,982,174

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,529 and $310 from the sale of class A and class M shares, respectively, and received $12,617 and $573 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $41 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $832,567,889 and $1,008,132,763, respectively. These figures include the cost of purchases to cover when-issued securities sold short and proceeds from sales of when-issued securities sold short of no monies and $500,433, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	158,089	23,713
Options exercised	—	—
Options expired	—	—
Options closed	(158,089)	(23,713)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/13		Year ended 6/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,541,564	$29,476,782	2,501,714	$43,822,528

Shares issued in connection with
reinvestment of distributions	388,700	7,424,200	2,780,776	43,964,062

	1,930,264	36,900,982	5,282,490	87,786,590

Shares repurchased	(9,246,973)	(175,365,362)	(13,844,250)	(242,879,620)

Net decrease	(7,316,709)	$(138,464,380)	(8,561,760)	$(155,093,030)

International Equity Fund 45

	Year ended 6/30/13		Year ended 6/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	63,651	$1,153,441	103,335	$1,716,241

Shares issued in connection with
reinvestment of distributions	2,406	43,866	91,217	1,375,548

	66,057	1,197,307	194,552	3,091,789

Shares repurchased	(538,093)	(9,727,866)	(1,120,690)	(18,957,869)

Net decrease	(472,036)	$(8,530,559)	(926,138)	$(15,866,080)

	Year ended 6/30/13		Year ended 6/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	92,470	$1,725,301	135,756	$2,250,135

Shares issued in connection with
reinvestment of distributions	6,565	121,577	152,778	2,343,619

	99,035	1,846,878	288,534	4,593,754

Shares repurchased	(658,654)	(12,190,730)	(959,030)	(16,263,885)

Net decrease	(559,619)	$(10,343,852)	(670,496)	$(11,670,131)

	Year ended 6/30/13		Year ended 6/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	49,649	$924,735	82,556	$1,373,694

Shares issued in connection with
reinvestment of distributions	3,695	68,876	53,440	824,582

	53,344	993,611	135,996	2,198,276

Shares repurchased	(271,791)	(5,055,711)	(308,653)	(5,296,478)

Net decrease	(218,447)	$(4,062,100)	(172,657)	$(3,098,202)

	Year ended 6/30/13		Year ended 6/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	42,627	$796,290	36,676	$627,599

Shares issued in connection with
reinvestment of distributions	1,037	19,497	11,449	178,369

	43,664	815,787	48,125	805,968

Shares repurchased	(42,969)	(805,411)	(133,602)	(2,330,021)

Net increase (decrease)	695	$10,376	(85,477)	$(1,524,053)

		For the period 7/3/12
		(commencement of operations) to 6/30/13

Class R5		Shares		Amount

Shares sold			584	$10,000

Shares issued in connection with reinvestment of distributions			6	122

			590	10,122

Shares repurchased			—	—

Net increase			590	$10,122

46 International Equity Fund

	For the period 7/3/12
	(commencement of operations) to 6/30/13

Class R6	Shares	Amount

Shares sold	689,046	$13,915,268

Shares issued in connection with reinvestment of distributions	7	127

	689,053	13,915,395

Shares repurchased	(16,221)	(345,456)

Net increase	672,832	$13,569,939

	Year ended 6/30/13		Year ended 6/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	540,816	$10,362,628	850,951	$15,781,780

Shares issued in connection with
reinvestment of distributions	40,205	776,761	224,235	3,585,516

	581,021	11,139,389	1,075,186	19,367,296

Shares repurchased	(1,357,364)	(26,799,764)	(1,515,506)	(27,343,842)

Net decrease	(776,343)	$(15,660,375)	(440,320)	$(7,976,546)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	590	100%	$12,152

Class R6	591	0.1	12,169

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	—*

Written equity option contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$397,800,000

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign
exchange contracts	Receivables	$1,802,585	Payables	$4,893,480

Total		$1,802,585		$4,893,480

International Equity Fund 47

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$1,861,033	$1,861,033

Equity contracts	(86,949)	—	$(86,949)

Total	$(86,949)	$1,861,033	$1,774,084

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(4,976,524)	$(4,976,524)

Total	$(4,976,524)	$(4,976,524)

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$272,325	$143,867,458	$144,139,783	$5,149	$—

Putnam Short Term
Investment Fund*	—	115,954,334	103,430,715	1,645	12,523,619

Totals	$272,325	$259,821,792	$247,570,498	$6,794	$12,523,619

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $17,870,838 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of this matter.

48 International Equity Fund

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $23,947,358 or 50.26% per share (for all classes of shares). Taxes paid to foreign countries were $1,812,491 or 3.80% per share (for all classes of shares).

The fund designated 5.13% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,625 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

International Equity Fund 49

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

50 International Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Equity Fund	51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

52 International Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN009
282469 8/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles. Similar changes were made in July 2011 to the Putnam Funds Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2013	$109,525	$--	$15,476	$ —
June 30, 2012	$89,613	$--	$15,497	$2,059

For the fiscal years ended June 30, 2013 and June 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $162,976 and $210,569 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2013	$ —	$147,500	$ —	$ —

June 30, 2012	$ —	$76,005	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 29, 2013